Exhibit 10.4 (e)

                                    GUARANTY

     This Guaranty ("Guaranty"),  dated as of March 7th, 2005, is made by George
B. Kaiser ("Guarantor"), in favor of Mr. Stanley A. Lybarger ("Beneficiary").

     WHEREAS, BOK Financial Corporation, an Oklahoma corporation ("BOKF") and Beneficiary have entered into that certain 409A Deferred Compensation Agreement dated December 31, 2004 (the "Agreement"); and

     WHEREAS, BOKF is an affiliate of Guarantor; and Guarantor will indirectly benefit from the Agreement; and

     WHEREAS, as an inducement to Beneficiary to defer compensation under the Agreement, Guarantor has agreed to provide this Guaranty; and

     WHEREAS, Guarantor has agreed to execute and deliver this Guaranty with respect to certain BOKF obligations under the Agreement;

     NOW THEREFORE, in consideration of the premises, Guarantor hereby agrees as follows:


1. Guaranty. Guarantor hereby absolutely and unconditionally guarantees the timely payment when due of BOKF's obligations arising under the Agreement as they relate to compensation that is deferred pursuant to the Agreement ("Obligations"). In the event BOKF fails to satisfy any of the Obligations, within ten (10) days after receiving written notice from Beneficiary, Guarantor shall pay or perform such Obligations. This Guaranty may be enforced by Beneficiary without the necessity at any time of resorting to or exhausting any other security or collateral. This Guaranty shall be limited in amount to the aggregate amount of $10,000,000 including interest and any applicable collection costs.

2. Effectiveness. This Guaranty is effective as of the date set forth above and is a continuing guaranty which shall remain in full force and effect throughout the term of the Agreement, including any extensions or renewals thereof, until Guarantor has irrevocably paid in full all amounts due and owing or all of the Obligations under the Agreement are completely fulfilled.

3. Waivers. Guarantor waives any right to require as a condition to its Obligations hereunder any of the following should Beneficiary seek to enforce the obligations of Guarantor:

     (i) presentment, demand for payment, notice of dishonor or non-payment, protest, notice of protest, or any similar type of notice;

     (ii) any suit or other action be brought against, or any notice of default or other similar notice be given to, or any demand be made upon BOKF or any other person or entity;

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     (iii)notice of  acceptance of this  Guaranty,  of the creation or existence of the Obligations, and/or any action by Beneficiary in reliance hereon or in connection herewith;

     (iv) evidence of entering into the Agreement between BOKF and Beneficiary, and/or any amendments, supplements or modifications thereto, or any waiver of consent under the Agreement, including of the Obligations;

     (v)  notice  of  any  increase,   reduction  or   rearrangement  of  BOKF's
          Obligations under the Agreement, or any extension of time for payment of any amounts due Beneficiary under the Agreement; and

     (vi) the right to require, substantively or procedurally, that a judgment be rendered against BOKF or any other person or entity, or BOKF or any other person or entity be joined in any action against the Guarantor.

4. Assignment. Guarantor shall not assign its duties hereunder without the prior written consent of Beneficiary. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, and legal representatives.

5. Notice. All demands, notices or other communications to be given to any party to another must be in writing and shall be deemed to have been given when delivered personally or otherwise actually received or on the third
     (3rd) day after being deposited in the United States mail if registered or certified, postage prepaid, or one (1) day after delivery to a nationally recognized overnight courier service, fee prepaid, return receipt requested, and addressed as follows:

--------------------------------- -------------------------------------------
Guarantor's Name and Address      Beneficiary's Name and Address
--------------------------------- -------------------------------------------
     George B. Kaiser                 Stanley A. Lybarger
     6733 South Yale                  3139 E. 88th Street
     Tulsa, OK 74121                  Wellington South
     Phone: 918-491-4501              Tulsa, Oklahoma  74137
     Fax: 918-491-4694                Phone: (918) 588-6888
                                      Fax: (918) 588-6853

--------------------------------- -------------------------------------------
With a copy to:
--------------------------------- -------------------------------------------
     Frederic Dorwart
     Old City Hall
     124 East Fourth Street
     Tulsa, OK 74103
     Phone: (918) 583-9945
     Fax: (918) 583-8251

--------------------------------- -------------------------------------------
Or such other addresses as they may change from time by a party giving prior written notice of such change to the others.

6. Applicable Law. This Guaranty is deemed executed and delivered in the County of Tulsa, State of Oklahoma and shall be governed by and construed in accordance with

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the laws of the State of Oklahoma. Wherever possible, each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provisions of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or this Guaranty.

7. Effect of Certain Events. Guarantor agrees that its liability hereunder will not be released, reduced, impaired or affected by the occurrence of any one or more of the following events:

     (i)  the insolvency, bankruptcy, reorganization, or disability of BOKF;

     (ii) the renewal, consolidation, extension, modification or amendment from time to time of the Agreement;

     iii) the failure, delay, waiver, or refusal by Beneficiary to exercise any right or remedy held by Beneficiary with respect to the Agreement;

     (iv) the sale, encumbrance, transfer or other modification of the ownership of BOKF or the change in the financial condition or management of BOKF; or

     (v)  the settlement or compromise of any of the Obligations.

8. Representations and Warranties. Guarantor hereby represents and warrants that this Guaranty constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws and to general principles of equity.

9. Subrogation. Until all amounts which may be or become payable under the Agreement have been irrevocably paid in full and/or all Obligations fully and finally satisfied, Guarantor shall not by virtue of this Guaranty be subrogated to any rights of BOKF or claim in competition with Beneficiary against BOKF in connection with any mater relating to or arising from the Obligations or this Guaranty. If any amount shall be paid to Guarantor on account of such subrogation rights at any time before all of the Obligations have been irrevocably paid in full and/or all Obligations fully and finally satisfied, such amounts shall be held in trust for the benefit of Beneficiary and shall promptly be paid to Beneficiary to be applied to the Obligations.

10. Amendment. No term or provision of this Guaranty shall be amended, modified, altered, waived, supplemented or terminated unless first agreed to by Guarantor and Beneficiary and then set forth in a written amendment to this Guaranty.

11. Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one document.

12. Entire Agreement. This Guaranty embodies the entire agreement and understanding between Guarantor and beneficiary regarding payment of the Obligation under the

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     Agreement and supersedes all prior agreements and  understandings  relating to the subject matter hereof.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty effective as of the date first herein written.

                                    GUARANTOR

                                      /s/ George B. Kaiser
                                    ___________________________

                                    George B. Kaiser